UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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PetIQ, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETIQ, INC.

230 E. Riverside Dr.

Eagle, ID 83616

ADDITIONAL INFORMATION REGARDING

THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2021

The following Notice of Change of Location relates to the proxy statement, dated April 30, 2021, furnished by PetIQ, Inc. (the “Company” or “PetIQ”) to its stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for its 2021 Annual Meeting of Stockholders and any adjournment or postponement thereof, to be held on Tuesday, June 29, 2021, at 9:00 a.m. Mountain Daylight Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about June 25, 2021.

PLEASE READ THIS NOTICE CAREFULLY TOGETHER WITH THE PROXY

STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS OF

PETIQ, INC.

TO BE HELD ON JUNE 29, 2021

Dear Fellow Stockholder:

As you may have heard, we have moved the Company’s headquarters to new premises at 230 E. Riverside Drive, Eagle, ID 83616. In light of this move, we have determined that our 2021 Annual Meeting of Stockholders will be held at our new address.

As previously announced, our annual meeting will be held on Tuesday, June 29, 2021, at 9:00 a.m. Mountain Daylight Time.

As described in our proxy statement for the annual meeting, you are entitled to attend and to vote at the annual meeting only if you owned shares of PetIQ common stock at the close of business on April 30, 2021. You also may vote your shares via the Internet, by telephone or by mail, as described in the proxy statement and on your proxy card. Voting in any of these ways will not prevent you from attending the annual meeting. Even if you plan to attend the annual meeting, please cast your vote as soon as possible so that your shares will be counted as present and voted at the annual meeting. If you have already voted, no additional action is required.

Your vote is very important to us. Whether or not you plan to attend the annual meeting, your shares should be represented and voted.

By Order of the Board of Directors,

McCord Christensen

Chairman & Chief Executive Officer

The PetIQ, Inc. 2021 Annual Meeting of Stockholders will be held on June 29, 2021, at 9:00 a.m., Mountain Daylight Time. This Notice, along with the previously distributed proxy statement related to the annual meeting and our 2020 annual report are available at [www.ir.petiq.com].